Statement of Additional Information Supplement -- June 13, 2002*

AXP(R) Variable Portfolio - Cash Management Fund (Oct. 30, 2001) S-6466-20 U (10/01)

The table on page 12 under the "Investment  Strategies and Types of Investments"
section is revised to include:

                                                         Allowable for the Fund?
Investment strategies & types of investments:                Cash Management
Funding Agreements                                               Yes

The following is added to the "Investment Strategies" section:

Funding Agreements
The Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

S-6466-25 A (6/02)
* Valid until next Statement of Additional Information update.

Destroy Oct. 30, 2002